Exhibit 99.3

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 13th day of September, 2005, by and between SILICON VALLEY BANK (“Bank”) and ICORIA, INC., f/k/a PARADIGM GENETICS, INC., a Delaware corporation (“Borrower”) whose address is 108 T.W. Alexander Drive, Research Triangle Park, North Carolina 27709-4528.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of July 10, 2003 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement as more fully set forth herein.

D. Bank has agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is hereby amended and restated in its entirety as follows:

6.7 Financial Covenants.

(a) Liquidity Coverage. Borrower will maintain as of the last day of each month a ratio of Unrestricted Cash (as defined below) divided by the aggregate Obligations (including Sublimit Outstandings) of not less than 1.50 to 1.00. As used in this Section 6.7, (a) “Sublimit Outstandings” shall mean at any time the sum of the amount of all outstanding Letters of Credit issued under this

Agreement (including drawn but unreimbursed Letters of Credit), and the amount of Cash Management Services being used under this Agreement, and (b) “Unrestricted Cash” shall mean the sum of (i) unrestricted cash (and equivalents) (as determined in accordance with GAAP) held at Bank or Bank’s Affiliate, plus (ii) all funds in the Comerica Account (as defined in Section 6.6), provided that such funds are sent by wire transfer to Bank in accordance with Section 6.6, plus (iii) all confirmed incoming wire transfers that have not yet been posted to Borrower’s account.

2.2 Obligation To Cure Defaults. Section 8.10 of the Loan Agreement is amended and restated in its entirety as follows:

8.10 OBLIGATION TO CURE DEFAULT. UPON THE EARLIER OF THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THIS AGREEMENT (OTHER THAN UNDER SECTION 8.5), OR IF BANK ADVISES BORROWER THAT SUCH AN EVENT OF DEFAULT IS IMPENDING (a “BANK SPECIAL DEFAULT NOTICE”), BORROWER SHALL IMMEDIATELY CURE SUCH EVENT OF DEFAULT BY PLEDGING TO BANK A CERTIFICATE OF DEPOSIT IN AN AMOUNT EQUAL TO NOT LESS THAN ONE HUNDRED PERCENT OF THE OUTSTANDING OBLIGATIONS, INCLUDING WITHOUT LIMITATION, THE FACE AMOUNT OF OUTSTANDING BUT UNFUNDED LETTERS OF CREDIT. UPON BANK’S RECEIPT OF THE CERTIFICATE OF DEPOSIT AND SUCH OTHER DOCUMENTS AS BANK MAY REQUIRE TO PERFECT ITS FIRST LIEN ON THE CERTIFICATE OF DEPOSIT AND PROVIDED NO OTHER EVENT OF DEFAULT HAS OCCURRED, BANK WILL WAIVE THE EVENT OF DEFAULT.

2.3 Compliance Certificate. Exhibit D to the Loan Agreement is hereby replaced in its entirety with Exhibit D attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto, Borrower’s payment of a non refundable amendment fee in an amount equal to $20,000 and the payment of all of the Bank’s legal fees and expenses in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Icoria, Inc.

By:	/s/ Jason Ryan Spencer	By:	/s/ Brett Farabaugh
Name:	Jason Ryan Spencer	Name:	Brett Farabaugh
Title:	V.P. - Relationship Manager	Title:	V.P., Finance

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	Icoria, Inc., f/k/a Paradigm Genetics, Inc.

The undersigned authorized officer of (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. In addition, the undersigned authorized officer of Borrower certifies that Borrower and each Subsidiary (i) has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP and (ii) does not have any legal actions pending or threatened against Borrower or any Subsidiary which Borrower has not previously notified in writing to Bank. Attached are the required documents supporting the certification. In addition, the undersigned certifies that (1) Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP and (ii) no liens has been levied or claims made against Borrower relating to unpaid employee payroll or benefits which Borrower has not previously notified in writing to Bank. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant Required	Complies
Monthly financial statements + CC	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
SEC Filings	Within 10 days	Yes	No
A/R Agings	Monthly within 30 days during Formula Period	Yes	No
During Formula Period
Borrowing Base Certificate	Monthly within 30 days the Formula
	Period in which there are outstanding Advances	Yes	No

Reporting Covenant Required	Actual	Complies
Maintain on a Monthly Basis
Minimum Liquidity as calculated pursuant to Section 6.7 of the Agreement	FYE within 120 days	Yes	No

Comments Regarding Exceptions: See Attached.

Sincerely,

SIGNATURE

TITLE

DATE

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No